TRADE RECEIVABLES	12 Months Ended
Dec. 31, 2023
Trade and other receivables [abstract]
TRADE RECEIVABLES	TRADE RECEIVABLES

	December 31, 2023	December 31, 2022
	US$’000	US$’000
Trade receivables	100,041	90
The Company’s trading terms with its customers are mainly on credit. The credit period is 45 to 60 days. The Company seeks to maintain strict control over its outstanding receivables and overdue balances are reviewed regularly by management. Trade receivables are non-interest-bearing. The Company had concentration of credit risk of $100 million trade receivables that were due from one single customer under a license agreement as of December 31, 2023.
As at December 31, 2023 and 2022, the expected credit loss is insignificant.